EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on  Form  S-8  (Nos.  33-46831,  33-34458,   33-54937,  33-63133 and
333-15871) of Integrated Device Technology, Inc. of our report dated April 18, 1997, listed in the index appearing under Item 8 of the Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
San Jose, California
May 19, 1997



                                       55